UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 24, 2006
                Date of report (date of earliest event reported)

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                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)

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          Delaware                        0-24073                 13-3817344
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14D-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Gary S. Ryan's Second Amended and Restated Employment Agreement

         On February 24, 2006, Digital Fusion, Inc. (the "Company") entered into a Second Amended and Restated Employment Agreement (the "Agreement") with its President, Gary S. Ryan (the "Executive"). The new employment agreement supersedes the amended and restated employment agreement that was previously entered into between the Company and Executive, a form of which was filed with the Commission on March 31, 2005 as an exhibit to the Company's annual report on Form 10-KSB and Form 8-K on February 28, 2005 (File No. 0-24073), respectively. The following summary is qualified in its entirety by reference to the text of the Agreement.

         The Executive's term of employment shall be for a period of two years commencing on February 24, 2006, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Agreement, the Executive will receive annual compensation of no less than $200,000 and participate in the Company's Executive Incentive Plan. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees.

         The Agreement also provides for the payment by the Company to the Executive severance payments equal to 18 months of the Executive's base salary at the time of termination plus any accrued and unpaid incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title. Following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. Upon, or up to one year after, a change of control if the Executive's employment with the Company is terminated for any reason other than his death, disability or legal incapacity, the Executive shall be entitled to an amount up one-half of his annual base salary plus any other accrued and unpaid amounts. This change of control payment may be made in a lump sum or in equal monthly installments at the election of the Executive.

         In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

         The Agreement contains restrictive covenants which prohibit the Executive from (i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

Edward G. Rawlinson's Second Amended and Restated Employment Agreement

         On February 24, 2006, Digital Fusion, Inc. (the "Company") entered into a Second Amended and Restated Employment Agreement (the "Agreement") with its Chief Operating Officer, Edward G. Rawlinson (the "Executive"). The new employment agreement supersedes the amended and restated employment agreement that was previously entered into between the Company and Executive, a form of which was filed with the Commission on Form 8-K on January 16, 2006 (File No. 0-24073). The following summary is qualified in its entirety by reference to the text of the Agreement.

         The Executive's term of employment shall be for a period of two years commencing on February 24, 2006, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Agreement, the Executive will receive annual compensation of no less than $200,000 and participate in the Company's Executive Incentive Plan. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees.

         The Agreement also provides for the payment by the Company to the Executive severance payments equal to 12 months of the Executive's base salary at the time of termination plus any accrued and unpaid incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title. Following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. Upon, or up to one year after, a change of control if the Executive's employment with the Company is terminated for any reason other than his death, disability or legal incapacity, the Executive shall be entitled to an amount up one-half of his annual base salary plus any other accrued and unpaid amounts. This change of control payment may be made in a lump sum or in equal monthly installments at the election of the Executive.

         In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

The Agreement contains restrictive covenants which prohibit the Executive from
(i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

Elena I. Crosby's Amended and Restated Employment Agreement

         On February 24, 2006, Digital Fusion, Inc. (the "Company") entered into an Amended and Restated Employment Agreement (the "Agreement") with its Corporate Secretary, Elena I. Crosby (the "Executive"). The new employment agreement supersedes the employment agreement that was previously entered into between the Company and Executive, a form of which was filed with the Commission on November 14, 2005 as an exhibit to the Company's quarterly report on Form 10-QSB and Form 8-K on August 8, 2005 (File No. 0-24073), respectively. The following summary is qualified in its entirety by reference to the text of the Agreement.

         The Executive's term of employment shall be for a period of two years commencing on February 24, 2006, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Agreement, the Executive will receive annual compensation of no less than $92,500 and participate in the Company's Executive Incentive Plan. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees.

         The Agreement also provides for the payment by the Company to the Executive severance payments equal to 6 months of the Executive's base salary at the time of termination plus any accrued and unpaid incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title. Following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. Upon, or up to one year after, a change of control if the Executive's employment with the Company is terminated for any reason other than his death, disability or legal incapacity, the Executive shall be entitled to an amount up one-half of his annual base salary plus any other accrued and unpaid amounts. This change of control payment may be made in a lump sum or in equal monthly installments at the election of the Executive.

         In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

         The Agreement contains restrictive covenants which prohibit the Executive from (i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2006

                                 DIGITAL FUSION, INC.



                                 By:  /s/ Elena I. Crosby
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                                      Elena I. Crosby, Corporate Secretary